UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

CIRCOR INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington, MA 01803-4238
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 270-1200

Securities registered Pursuant to Section12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 Par Value Per Share	CIR	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, CIRCOR International, Inc., a Delaware corporation (“CIRCOR” or the “Company”) entered into an Agreement and Plan of Merger, by and among CIRCOR, Cube BidCo, Inc., a Delaware corporation (“Parent”), and Cube Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), dated as of June 5, 2023, as amended as of June 26, 2023 and June 29, 2023 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger. Parent and Merger Sub are each affiliates of investment funds managed by KKR, a leading global investment firm.

The 30-day waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the Merger expired at 11:59 p.m. on July 20, 2023, without action by the Federal Trade Commission. The expiration of the HSR Act waiting period satisfies one of the conditions to the closing of the transaction.

The special meeting of the Company’s stockholders to approve the pending acquisition of CIRCOR by KKR (the “Special Meeting”), is scheduled for Thursday, August 24, 2023, at 9:00 a.m. Eastern Time. CIRCOR stockholders of record as of the close of business on July 10, 2023 will be eligible to vote at the Special Meeting. Subject to the receipt of stockholder approval and satisfaction of other customary closing conditions, the transaction is expected to close in the fourth quarter of 2023.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute a solicitation of any vote or approval. In connection with the proposed transaction, CIRCOR filed a definitive proxy statement regarding the proposed transaction (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on July 17, 2023 and mailed the Proxy Statement to stockholders of the Company entitled to vote at the Special Meeting on or around July 17, 2023. CIRCOR may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document that may be filed by CIRCOR with the SEC.

BEFORE MAKING ANY VOTING DECISION, CIRCOR’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY CIRCOR WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Any vote in respect of resolutions to be proposed at a CIRCOR stockholder meeting to approve the proposed transaction or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in CIRCOR’s Proxy Statement. Stockholders may obtain a free copy of the Proxy Statement and other documents CIRCOR files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. CIRCOR makes available free of charge on its investor relations website at investors.circor.com copies of materials it files with, or furnishes to, the SEC.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

CIRCOR and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from CIRCOR’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of CIRCOR’s directors and executive officers in CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 15, 2023. To the extent the holdings of CIRCOR’s securities by CIRCOR’s directors and executive officers have changed since the amounts set forth in CIRCOR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interests of participants in the solicitation of proxies from CIRCOR’s stockholders in connection with the proposed transaction, which may, in some cases, be different than those of CIRCOR’s stockholders generally, by reading the Proxy Statement and other materials that may be filed with the SEC in connection with the proposed transaction when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the investor relations page of the CIRCOR’s website at investors.circor.com.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the Company and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction with KKR, including timing to closing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the Merger; uncertainties as to how many of the Company’s stockholders will vote their stock in favor of the transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to the consummation of the proposed transaction, including the ability to secure regulatory approvals and stockholder approval on the terms expected, at all or in a timely manner; the effects of the transaction (or the announcement or pendency thereof) on relationships with associates, customers, manufacturers, suppliers, employees (including the risks relating to the ability to retain or hire key personnel), other business partners or governmental entities; transaction costs; the risk that the Merger will divert management’s attention from the Company’s ongoing business operations or otherwise disrupts the Company’s ongoing business operations; changes in the Company’s businesses during the period between now and the closing; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; risks associated with litigation relating to the proposed transaction; inability to achieve expected results in pricing and cost cut actions and the related impact on margins and cash flow; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, rising inflation, increasing interest rates, natural disasters, military conflicts, including the conflict between Russia and Ukraine, terrorist attacks and other similar matters, and other risks and uncertainties detailed from time to time in documents filed with the SEC by the Company, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K. All forward-looking statements are based on information currently available to the Company and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. The information set forth herein speaks only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2023

CIRCOR International, Inc.

	By:	/s/ Jessica Wenzell
Name:	Jessica Wenzell
Title:	General Counsel & Chief People Officer